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                                                                    Exhibit 10.7

                    Equipment Lease Agreement           (Page 1of 2)

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Agreement Number                              Federal Tax ID#

12975AMOO                                     33-0668917
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                               Lessee Information
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FULL LEGAL NAME OF CUSTOMER                             STREET ADDRESS
   VILLAGEFAX.COM                          14471 CHAMBERS ROAD, SUITE 105___
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CITY                     STATE          ZIP              PHONE
TUSTIN                    CA            92780            714-734-1030______
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BILLING NAME (IF DIFFERENT FROM ABOVE)             BILLING STREET ADDRESS

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CITY                     STATE          ZIP              PHONE

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COUNTY         EQUIPMENT LOCATION (IF DIFFERENT FROM ABOVE)
               SAME
________________________________________________________________________________
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                               Vendor Information
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NAME OF SUPPLIER                                            STREET ADDRESS
NETWORK SYSTEMS INTEGRATION                        2245 FIRST STREET, SUITE 202
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CITY                     STATE          ZIP              PHONE
SIMI VALLEY               CA            93065            805-579-1030
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    QUANTITY        ITEM DESCRIPTION    MODEL NO.        SERIAL NO.
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             SEE SCHEDULE "A" ATTACHED HERETO AND MADE A
             PART HEREOF
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 RENTAL TERMS    RENTAL PAYMENT AMOUNT     ADVANCE PAYMENTS   SECURITYDEPOSIT
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Term in Months
     36            36 Payments of $1703.00   2 Payments of $1703.00  $0.00 Rec'd
     --            --             --------   -             --------  -----
Rent Commencement  FB Includes(applicable        1/st/. & last 1
Date:              taxes) Rental Payment
                   Period is Monthly Unless
                   Otherwise Indicated
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This Document was written in "Plain English". The words YOU and YOUR refer to the Lessee. The words WE, US and OUR refer to the Lessor. Every attempt has been made to eliminate confusing language and create a simple, easy-to-read document.

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THIS IS A NON CANCELABLE/IRREVOCABLE LEASE. THIS LEASE CANNOT BE CANCELLED OR
TERMINATED.
TERMS AND CONDITIONS(THIS LEASE AGREEMENT CONTAINS PROVISIONS SET FORTH ON THE REVERSE SIDE ALL OF WHICH ARE MADE PART OF THIS LEASE AGREEMENT)
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1.   LEASE AG RE EM ENT: You agree to rent from us personal property described under "ITEM DESCRIPTION" and as modified by supplements to this Master Agreement from time to time signed by you and us (such property and any upgrades, replacements, repairs and additions referred to as "Equipment'). (continued on back)

     LESSOR ACCEPTANCE                             LESSOR ACCEPTANCE
DATED:         5/17/00                      DATED:    5/17/00
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LESSOR:  DIMENSION FUNDING                        CUSTOMER:  VILLAGEFAX.COM.
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SIGNATURE: x                                    SIGNATURE: x
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TITLE:  VICE PRESIDENT                          TITLE: CHIEF FINANCIAL OFFICER
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                              CONTINUING GUARANTY

THIS CONTINUING GUARANTY CREATES SPECIFIC LEGAL OBLIGATIONS. When we use the words you and your in this Continuing Guaranty, we mean the Guarantor(s) indicated below. When we use the words, we, us and our in this Continuing Guaranty, we mean the Lessor indicated in the lease agreement identified above ("Lease")

In consideration of our entering into the Lease, you unconditionally and irrevocably guarantee to us, our successors and assigns the prompt payment and performance of all obligations ("Guaranteed Obligations') under the Lease and any and all other lease agreements between us and the Lessee identified in the Lease above. You agree that this is a guaranty of payment and not of collection, and that we can proceed directly against you without first proceeding against the Lessee or against the equipment covered by the Lease or any other collateral. You waive all defenses and notices, including those of protest, presentment and demand. You agree that we can renew, extend or otherwise modify the terms of the Lease and you will be bound by such changes. If the Lessee defaults under any lease agreement with us, you will immediately perform all of the Guaranteed Obligations, including, but not limited to, paying all amounts due under the Lease. You will pay to us all expenses (including reasonable attorneys' fees) incurred by us in enforcing our rights against you or the lessee. This is a continuing guaranty that shall not be revoked or terminated by you so long as any amount is owed to us under any lease agreement and, If you are an individual, will not be discharged or affected by your death and will bind your heirs and personal representatives. You waive any night to seek repayment from the Lessee in the event you must pay us. If more than one guarantor has signed this Continuing Guaranty, each of you agree that your liability is joint and several. You authorize us or any of our affiliates to obtain credit bureau reports regarding your personal credit and make other credit inquires that we determine are necessary on an ongoing basis so long as the Guaranteed Obligations are outstanding.


THIS CONTINUING GUARANTY IS GOVEREND BY THE JURISDICTION OF THE COURT SET OUT IN PARAGRAPH 15.


X                                                                              .
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Signature           Print Name of Guarantor / Home Telephone Number     Date

X                                                                              .
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Signature           Print Name of Guarantor / Home Telephone Number     Date
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1. You agree to all of the terms and conditions contained in this Agreement and any supplement, which together are a complete statement of our Agreement ("Agreement"). This Agreement may be modified by written agreement and not by course of performance. The term of this Agreement will begin on the date we accept this lease (rent commencement date) and will continue from the first day of each rental payment period shown beginning after the first rental payment period. The term will be extended automatically for a successive 12month term unless you send us written notice you do not want it renewed at least thirty
(30) days before the end of any term. If any provision of this Agreement is declared unenforceable in any jurisdiction, the other provisions herein shall remain 'in full force and effect in that jurisdiction and all others.

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2. RENT: Rent will be payable in installments, each in the amount of the basic lease payment shown plus any applicable sales tax/use tax. You will pay the security deposit on the date you sign this Agreement. Subsequent installments will be payable on the first day of each rental payment period shown beginning after the first rental payment period. We will have the right to apply all sums received from you, to any amounts due and owed to us under the terms of this Agreement. In the event this Agreement is not fully completed, the security deposit will be retained by us to compensate us for our documentation, processing and other expenses. You hereby agree to pay to us interim rent to the extent you acquire possession of the equipment prior to the commencement date under the Agreement or to the extent you request and we consent to change the billing date under the Agreement. The amount due shall be calculated by dividing the monthly payment by thirty (30) days and then multiplying said number by the total number of days the Equipment was delivered early or the total number of days changed in the billing date. This amount shall constitute interim rent and shall be payable on the first monthly statement thereafter.

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3. COMPUTER SOFTWARE: Notwithstanding any other terms and conditions of the
Agreement you agree that as to software only: a) We have not had, do not have, nor will have any title to such software, b) You have executed or will execute a separate software license agreement and we are not a party to and have no responsibilities whatsoever in regards to such license agreement, c) You have selected such software and as per Agreement paragraph 5. WE MAKE NO WARRANTIES OF MERCHANTABILITY FOR FITNESS OR USE AND TAKE ABSOLUTELY NO RESPONSIBILITY FOR THE FUNCTION OR DEFECTIVE NATURE OF SUCH SOFTWARE.

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4. OWNERSHIP OF EQUIPMENT : We are the owner of the Equipment and have sole title to the Equipment (excluding software).
'_______________________________________________________________________________

5.WARRANTIES: I LESSEE AGREES AND ACKNOWLEDGES THAT IT IS THE INTENT OF BOTH PARTIES TO THIS LEASE TO QUALIFY AS A STATUTORY FINANCE LEASE UNDER ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE. WE ARE LEASING THE EQUIPMENT TO YOU "AS IS". YOU ACKNOWLEDGE THAT WE DID NOT MANUFACTURE THE EQUIPMENT, WE DO NOT REPRESENT THE MANUFACTURER OR THE SUPPLIER, AND YOU HAVE SELECTED THE EQUIPMENT AND SUPPLIER BASED UPON YOUR OWN JUDGEMENT. WE MAKE NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE. YOU AGREE THAT REGARDLESS OF CAUSE, WE ARE NOT RESPONSIBLE FOR AND YOU AGREE NOT TO MAKE ANY CLAIM AGAINST US FOR ANY DAMAGES, WHEATHER CONSEQUENTIAL, DIRECT, SPECIAL OR INDIRECT. YOU AGREE THAI NEITHER THE SUPPLIER, MANUFACTURER NOR SALESPERSON, EMPLOYEE OR AGENT OF THEM IS OUR AGENT OR HAS THE AUTHORITY TO SPEAK FOR US OR BIND US IN ANY WAY OR MANNER. WE TRANSFER ANY WARRANTIES MADE BY THE MANUFACTURER OR SUPPLIER TO YOU UNDER THE LEASE.

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6. LOCATION OF EQUIPMENT: You will keep and use the Equipment only at your address shown above and you agree not to move it unless we agree to it. At the end of the Agreement's term, you will return the Equipment to a location we specify at your expense, in retail re-saleable condition, full working order, and in complete repair.

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7. LOSS OR DAMAGE: You are responsible for the risk of loss or destruction of or damage to the Equipment. No such loss or damage relieves you from the payment obligations under this Agreement. You will use the Equipment with due care and for the purpose for which it is 'intended. You will maintain the Equipment in good repair, condition and working order, and will furnished at your expense, all parts and services needed. All furnished parts will immediately become our property and part of the Equipment of this Agreement. You agree to promptly notify us in writing of any loss or damage and you will pay to us the present value of the total of all unpaid lease payments for the full lease term plus the estimated fair market value of the
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Equipment at the and of the originally scheduled term, all discounted at four percent (4%) net present value. Any proceeds of insurance will be paid to us and applied, at our option, against any loss or damage.

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8. COLLATERAL PROTECTION AND INSURANCE RANCE: You agree to keep the Equipment fully insured against loss with us as loss payee in an amount not less than replacement cost until this Agreement is terminated. You also agree to obtain a general public liability insurance policy from anyone who is acceptable to us and to include us as an insured on the policy. You agree to provide us certificates or other evidence of insurance acceptable to us, before this Agreement begins or, we will enroll you in our property damage insurance program and bill you a property damage surcharge as a result of our increased administrative costs. As long as you remain current in the event of a covered loss, the replacement value of the equipment will be applied against any loss or damage as per paragraph 7. NOTHING IN THIS PARAGRAPH WILL RELIEVE YOU OF YOUR RESPONSIBILITY FOR LIABILITY INSURANCE COVERAGE ON THIS EQUIPMENT.

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9. INDEMNITY: We are not responsible for any loss or injuries caused by the installation or use of the Equipment. You agree to hold us harmless and reimburse us for loss and to defend us against any claim for losses or injury caused by the Equipment.

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10. TAXES AND FEES: You agree to pay when due all taxes (including personal property tax, fines and penalties) relating to this Agreement or the Equipment. If we pay any of the above for you, you agree to reimburse us and to pay us a charge for our handling or collecting of any taxes on your behalf. You also agree to pay us any filing fees prescribed by the Uniform form Commercial Code or other law or, at our option, a non-filing protection fee. You further agree to pay us $100.00 on the date the first lease payment is due to cover the expense of originating the Agreement.

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11. A ASSIGNMENT SIGN  YOU HAVE NO RIGHT TO SELL, TRANSFER, ASSIGN OR SUBLEASE
THE EQUIPMENT OR THIS AGREEMENT. We may sell, assign, or transfer this Agreement. You agree that if we sell, assign, or transfer this Agreement the new owner will have the same rights and benefits that we have now and will not have to perform any of our obligations. You agree that the rights of the new owner will not be subject to any claims, defenses, or set offs that you may have against us.

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 .12. DEDEFAULT AND REM EDIES:  if you do not pay any lease payment or other sum due to us or other party when due or if you break any of your promises in this Agreement or any other Agreement(s) with us, you will be in default. If any part of a payment is late, you agree to pay a late charge of 15% of the payment which is late or $ 15.00, whichever is greater, or if less, the maximum charge allowed by law. In the event it becomes necessary for us to engage in collection efforts to collect any lease rental payment which is not timely made, you will be assessed a charge of $15.00 for each collection call made. If you are ever in default, we may retain your security deposit and at our option, we can terminate or cancel this Agreement and require Lire. that you pay the remaining balance of this Agreement including any purchase option (discounted at 4% net present value) or pay the remaining balance of this agreement and return the equipment to us. We may recover interest on the unpaid balance at the rate of 18% per annum or the highest rate permitted by applicable law. We may also use any of the remedies available to us under Article 2A of he Uniform Commercial Code, as enacted in the State of Iowa or any other law. If we refer this Agreement to an attorney for collection, you agree to pay our reasonable attorneys' fees and actual court costs. If we have to take possession of the Equipment you agree to pay the cost of repossession YOU AGREE THAT WE WILL NOT BE RESPONSIBLE TO PAY
YOU ANY CONSEQUENTIAL OR INCIDENTAL DAMAGES FOR ANY DEFAULT BY US UNDER THIS AGREEMENT. You agree that any delay or failure to enforce our rights under this Agreement does not prevent us from enforcing any rights at a later time. You shall pay all attorneys' fees, court costs and other legal expenses incurred by us in the enforcement of our rights under this Lease Agreement regardless of whether legal proceedings are, in fact instituted. It is agreed that attorneys ' fees shall be the greater of (a) twenty-five percent (25%) of the total amount determined to be due, or (b) such actual attorneys' fees as are reasonable.

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13. UCC FILINGS AND FINANCIAL STATEMENTS: You authorize us to record a UCC-1 financing statement or similar instrument and appoint us your attorney-in-fact to execute and deliver such instrument, in order to show our interest in the
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Equipment. It is further agreed that your rights and remedies are governed exclusively by this Agreement and you waive any and all other rights and remedies.

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 .14.SECURITY DEPOSIT: The security deposit is to secure your performance under us Agreement. Any security deposit made may be applied by us to satisfy any amount owed by you, in which event you will promptly restore the security deposit to its full amount as set forth above. If all conditions herein are fully complied with and provided you have not ever been in default of this Agreement per paragraph 12, the security deposit will be refunded to you after the return of the Equipment in accordance with paragraph 6.

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15. CONSENT TO LAW, JURISDICTION VENUE, AND JURY WAIVER: The subject Agreement shall be deemed fully executed and performed in the state of Lessor or its Assignee's principal place of business and shall be governed by and construed in accordance with the law thereof Lessee understands that this Agreement may be assigned to another entity whose principal place of business may be in another state than Lessor. If the Lessor or its Assignee shall bring any Judicial proceeding in relation to any matter arising under the Agreement and/or this guaranty, the undersigned hereby irrevocably agrees that any such matter may be adjudged or determined in any court or courts in the state of the Lessor's or its Assignee's principal place of business, or any U.S. Federal Court sitting in the state of the Lessor's or its Assignee's principal place of business, or in any court or courts in Lessee's state of residence, or in any other court having jurisdiction over the Lessee or assets of the Lessee, all at the sole election of the Lessor. The undersigned hereby waives trial by jury in any action, proceeding or litigation between Lessor, Lessee, and undersigned. The undersigned hereby irrevocably submits generally and unconditionally to the jurisdiction of any such court so elected by Lessor or its Assignee 'in relation to such matters.

Lessee Initials:  FB
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Printed name: FRED BARNES
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